Supplement dated September 29, 2025
to the following statutory prospectus(es):
BOA America's FUTURE Annuity II, Nationwide Destination All American Gold, BOA Achiever Annuity, BOA Future Venue Annuity and BOA Elite Venue Annuity dated May 1, 2025
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
In accordance with applicable law, on or about November 14, 2025 (the "Exchange Date"), Nationwide intends to substitute shares of the underlying mutual fund(s) in Column A ("Existing Fund(s)") below with shares of the underlying mutual fund(s) in Column B ("Replacement Fund(s)") below.
Column A Existing Fund(s)	Column B Replacement Fund(s)
BlackRock Variable Series Funds, Inc. - BlackRock Equity Dividend V.I. Fund: Class III	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class Z
Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Service Class	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class Z
MFS® Variable Insurance Trust - MFS Value Series: Service Class	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class Z
Fidelity Variable Insurance Products - Emerging Markets Portfolio: Service Class 2	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Emerging Markets Fund: Class I
Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Emerging Markets Fund: Class I
Invesco - Invesco V.I. Global Fund: Series II	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Worldwide Fund: Class II
MFS® Variable Insurance Trust II - MFS Research International Portfolio: Service Class	Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VIII
Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Inflation Managed Fund: Class II
PIMCO Variable Insurance Trust - Real Return Portfolio: Advisor Class	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Inflation Managed Fund: Class II
Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Large Cap Growth Fund: Class II
MFS® Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Service Class	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class II
Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio: Class II	Nationwide Variable Insurance Trust - NVIT NASDAQ-100 Index Fund: Class II
Putnam Variable Trust - Putnam VT Large Cap Growth Fund: Class IB	Nationwide Variable Insurance Trust - NVIT NASDAQ-100 Index Fund: Class II
Putnam Variable Trust - Putnam VT International Value Fund: Class IB	Nationwide Variable Insurance Trust - NVIT Putnam International Value Fund: Class Z
PIMCO Variable Insurance Trust - Income Portfolio: Advisor Class	Nationwide Variable Insurance Trust - NVIT Strategic Income Fund: Class I
Lincoln Variable Insurance Products Trust - LVIP American Century Mid Cap Value Fund: Service Class	Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II
Prior to the Exchange Date. From the date of this supplement until the Exchange Date, investors with allocations in the Existing Fund(s) may transfer allocations to any other available underlying mutual fund, the fixed account (if available), long-term fixed account (if available), indexed interest options (if available), and/or a Guaranteed Term Option (if
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available) in accordance with the contract/policy. During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract/policy.
On the Exchange Date. At the close of business on the Exchange Date, the substitution(s) will take place at relative net asset value. Any allocations that remain in the Existing Fund(s) will be redeemed. Such redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Fund(s). All contract/policy owners affected by the substitution will receive a written confirmation of the transaction. The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.
After the Exchange Date. For at least 30 days after the Exchange Date, contract/policy owners may reallocate amounts that were substituted into the Replacement Fund(s) to any other available underlying mutual fund, the fixed account (if available), long-term fixed account (if available), indexed interest options (if available), and/or a Guaranteed Term Option (if available) without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract/policy. Additionally, during this time, Nationwide will not exercise any rights reserved by it under the contracts to impose additional restrictions on transfers out of a Replacement Fund, except to prevent or limit disruptive trading activity.
Allocation Instructions. If the contract/policy owners do not provide new allocation instructions prior to the Exchange Date, Nationwide will automatically direct any subsequent contributions, allocation elections, dollar cost averaging or asset rebalancing program, or any other transaction involving the Sub-Account investing in the Existing Fund to the Sub-Account investing in the Replacement Fund. The contract/policy owners may provide new instructions at any time while the contract is in-force; however, any transfers other than those described during the periods above will be treated as a transfer for purposes of transfer limitations applicable under the terms of the contract.
On the Exchange Date, the Existing Fund(s) is/are removed from the list of underlying funds under Appendix A: Underlying Mutual Funds Available Under the Contract/Policy in the statutory prospectus.
To submit a transfer request, or for further information or forms, please contact Nationwide:
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by telephone at 1-800-848-6331 (TDD 1-800-238-3035)
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by mail to P.O. Box 182021, Columbus, Ohio 43218-2021
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by fax at 1-888-634-4472
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by Internet at www.nationwide.com
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